Exhibit 99.1

NCI Building Systems and Ply Gem Combining to Create
the Leading North American Exterior Building Products Platform

Advantaged Customer Platform with a Broader Product Portfolio Across Multiple End Markets

Ongoing Cost Initiatives and Identified Near-Term Cost Synergies
Estimated to Total Over $150 Million Annually

Superior Growth and Margin Expansion with 2018E Pro Forma Adjusted EBITDA of $660 Million - $680 Million, Including Run-Rate Synergies and Cost Savings

Immediately Accretive to Adjusted Cash Earnings per Share and Free Cash Flow

Proven Leadership Team with Track Record of Improving Operations to Boost Margins and Execute Growth Strategies

Funds Managed by Clayton, Dubilier & Rice to Continue as Substantial Investors

******

NCI and Ply Gem to Host Conference Call and Webcast at 8:00 am ET on July 18, 2018

HOUSTON, TX and CARY, NC, July 17, 2018 – NCI Building Systems, Inc. (NYSE: NCS), a leading manufacturer of exterior building products for commercial construction (“NCI”), and Ply Gem Parent, LLC, a leading manufacturer of exterior building products for residential construction (“Ply Gem”), announced today that they have signed a definitive agreement under which the two companies will combine in a stock-for-stock merger. The combined company (“the Company”) will have a pro forma enterprise value of $5.5 billion and an implied equity value of $2.6 billion, based on NCI’s closing share price on July 17, 2018.

NCI Chairman James S. Metcalf, who will lead the integration of the two companies and serve as Chairman and CEO of the Company, said: “This transformational combination creates the leading exterior building products company with multiple avenues for further growth. Both companies are experiencing sustained momentum driven by meaningful cost savings, and the greater scale and diversification of the combined company support organic growth, margin expansion and longer-term M&A opportunities. With a greater ability to attract and retain top talent in all fields, our combined company will continue to innovate in the exterior building products space – far beyond what either of us could do alone.”

COMPELLING STRATEGIC RATIONALE FOR THE COMBINATION

The transaction will create a market-leading North American exterior building products platform providing new construction and repair & remodel solutions for commercial and residential applications. As a larger, vertically-integrated manufacturer with enhanced growth opportunities through adjacent products, the combined company will become a one-stop solution for exterior building envelope needs.

•	Expansive, advantaged customer platform: Improved ability to serve customers with a broader product portfolio across multiple end markets. Complete go-to-market coverage across direct, distribution and retail customers.

•	Superior growth and financial profile: Multiple avenues for growth spanning core market expansion, product innovation, cross-selling and multifaceted M&A opportunities. Increased diversification of end markets and raw materials reduces earnings volatility. Ongoing cost initiatives and identified near-term cost synergies totaling over $150 million annually.

•	Shared strengths and best-in-class capabilities: Combined strengths in advanced manufacturing, product innovation and cost efficiency coupled with shared acquisition integration and cross-selling capabilities. Strong cultural fit with a focus on continuous improvement.

•	Long-term, results-driven stewardship: Experienced leadership teams with a proven track record of integration and execution. Substantial investment from funds managed by Clayton, Dubilier & Rice (“CD&R”).

The Company will operate under a name to be determined, and each entity will preserve its existing established brands. The Company will be headquartered in Cary, North Carolina, with a significant presence in Houston, Texas.

Ply Gem Chairman and CEO Gary E. Robinette, who will continue to serve in this role until close, added: “I am grateful and honored to have had the opportunity to lead Ply Gem over the past 12 years and I am proud of our team’s accomplishments during the past decade of successes and challenges. The joining of these two market-leading exterior building products companies creates a platform for growth, enhanced innovation and cost improvements, while serving all channels of the construction markets. I am excited for the associates and customers of the combined company and the next evolution of this best-in-class provider of exterior building envelope solutions.”

NCI CEO Donald Riley, who will continue to serve in this role until close, noted: “This scalable platform is well-positioned to create shareholder value through improved margins, additional cost savings and expanded market penetration. The opportunity for growth through cross-selling and adjacencies to each other’s customers is a major advantage of this transaction. Furthermore, both of our companies are strong in new construction and Ply Gem also excels at repair and remodel, adding to our combined end market diversification and providing further room for growth.”

FINANCIAL HIGHLIGHTS

Under the terms of the agreement, NCI will issue 58.7 million shares to Ply Gem shareholders. Upon the close of the transaction, NCI shareholders will own 53% of the Company’s common equity, with Ply Gem shareholders owning 47%. The transaction is generally expected to be tax-free to the Ply Gem owners for U.S. federal income tax purposes.

On a combined basis for calendar year 2018, the Company is expected to generate revenue of approximately $4.5 billion and Pro Forma Adjusted EBITDA of $660 million - $680 million, including run-rate synergies and cost savings. The Company expects that, after three years following close, cost reduction initiatives and merger-related synergies will yield over $150 million in annual cost savings. Clearly scoped standalone cost reduction initiatives are already well underway at both NCI and Ply Gem. Combination-specific synergies include manufacturing efficiencies and procurement and general & administrative savings. The transaction is expected to be immediately accretive to adjusted cash earnings per share and free cash flow.

The Company will generate strong free cash flow and maintain a flexible balance sheet, with ample liquidity and cash flow to invest in growth and pay down debt. The Company’s pro forma capital structure will include Ply Gem’s existing $1,755 million senior secured term loan and Ply Gem’s existing $645 million of senior unsecured notes, each of which will be assumed by the Company following completion of the transaction. The Company also expects to incur a $475 million incremental term loan in connection with the transaction, the proceeds of which will be used to retire NCI’s existing term loan, repay any amounts outstanding under NCI’s existing revolving facility and pay transaction fees and expenses. The Company will retain Ply Gem’s existing $475 million in aggregate asset-based and cash flow revolving facilities, and plans to increase Ply Gem’s existing asset-based revolving facility by $215 million to provide additional working capital capacity as well as replace NCI’s existing asset-based revolving facility.

GOVERNANCE AND MANAGEMENT

James S. Metcalf, current Chairman of NCI, will become Chairman and CEO of the Company. Mr. Metcalf served as Chairman and CEO of USG Corporation from 2011 to 2016 and joined the NCI Board in 2017 and became Chairman in 2018.

Donald Riley, current CEO of NCI, will serve as CEO of the Company’s NCI Division. Gary Robinette will continue to serve as President, Chairman and CEO of Ply Gem until the transaction is completed, after which he will serve as Chairman Emeritus and Special Advisor to the Company. Shawn Poe, current CFO of Ply Gem, will serve as CFO of the Company.

The Company’s management team has proven integration experience and a demonstrated ability to create value through revenue growth and cost savings, evidenced by successful recent integrations with CENTRIA and Simonton Windows & Doors by NCI and Ply Gem, respectively. In addition, the Company’s management team has delivered market-leading growth rates in multiple areas throughout various market cycles in both the residential and commercial markets.

Funds managed by CD&R will own just under 50% of the Company’s common equity and will designate five directors to the Company’s 12-person Board of Directors. Golden Gate Capital, a significant shareholder of Ply Gem, will own approximately 16% of the Company’s common equity.

“We believe the merger creates attractive and profitable new growth avenues in the North American exterior building products market for the combined company,” said Nathan K. Sleeper, Partner at CD&R, who will serve on the Board of Directors of the Company. “There is an enormous value creation opportunity in joining these two industry leaders in terms of delivering operational synergies and enhancing the platform to better serve the Company’s customers, broaden its product portfolio, drive innovation and pursue significant opportunities for organic and inorganic growth. We look forward to working with and supporting the management team to realize these goals.”

The transaction has been unanimously approved by a special committee of independent directors formed by NCI’s Board of Directors and by NCI’s full Board (without participation of directors affiliated with CD&R, NCI’s largest shareholder).

TIMING AND APPROVALS

The transaction is expected to close in the fourth calendar quarter of 2018, subject to approval by NCI shareholders and customary regulatory approvals.

ADVISORS

Evercore is serving as exclusive financial advisor and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to NCI. Credit Suisse is serving as exclusive financial advisor to Ply Gem. Debevoise & Plimpton is providing legal counsel to Ply Gem and to CD&R. Credit Suisse and RBC Capital Markets, LLC are providing committed financing for the transaction.

CONFERENCE CALL / WEBCAST AND FURTHER INFORMATION

NCI and Ply Gem will host a joint conference call with investors on July 18, 2018 at 8:00 am Eastern time to discuss this transaction. Please dial 1-412-902-0003 or 1-877-407-0672 (toll-free) to participate in the call. The call will also be webcast at www.ncibuildingsystems.com. To access the taped telephone replay, please dial 1-201-612-7415 or 1-877-660-6853 (toll-free) and the passcode 13681656# when prompted. The taped replay will be available two hours after the call through August 1, 2018. A replay of the webcast will be available on the Event Calendar, Calls & Webcast section of the Investor Relations page of the NCI website for approximately 90 days.

For further information regarding all terms and conditions contained in the definitive merger agreement, please see NCI’s Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission (SEC) in connection with this transaction. An investor presentation and prepared remarks, which will also be filed with the SEC, can be found on the Investor Relations page of NCI’s website: www.ncibuildingsystems.com/investors.html.

About NCI Building Systems, Inc.

NCI, headquartered in Houston, TX, is one of North America’s largest integrated manufacturers of metal products for the commercial building industry, selling products such as metal wall and roof systems, insulated metal panels, roll-up doors, trim, accessories and engineered commercial buildings. NCI has approximately 5,300 employees across 38 manufacturing locations throughout North America. For more information, visit www.ncibuildingsystems.com.

About Ply Gem Holdings, Inc.

Ply Gem, headquartered in Cary, NC, manufactures and sells a variety of products focused on the exterior envelope of single and multi-family homes. Ply Gem’s key products include windows, doors, siding, roofing, metal accessories, stone and other adjacent products. Ply Gem employs approximately 11,600 people across 35 facilities in North America. CD&R acquired Ply Gem in April 2018 and concurrently merged it with Atrium Windows & Doors, a manufacturer of residential windows and doors. For more information, visit www.plygem.com.

About Clayton, Dubilier & Rice

Founded in 1978, Clayton, Dubilier & Rice is a private investment firm. Since inception, CD&R has managed the investment of $26 billion in more than 80 companies with an aggregate transaction value of more than $100 billion. The Firm has offices in New York and London. For more information, visit www.cdr-inc.com.

Contacts:

For NCI & Ply Gem

Patrick Clifford
(212) 371-5999
pfc@abmac.com

Carina Davidson
(212) 371-5999
ccd@abmac.com

For CD&R

Dan Jacobs
(212) 407-5200
DJacobs@cdr-inc.com

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, the Company will file a proxy statement of the Company with respect to the obtaining of stockholder approval for the transaction. The Company also plans to file other documents with the SEC regarding the proposed merger. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PLY GEM AND THE PROPOSED MERGER. A definitive proxy statement will be sent to the Company’s stockholders. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company and Ply Gem, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.ncibuildingsystems.com under the tab “Investors” and then under the tab “SEC Filings” or by contacting the Company’s Investor Relations department at (281) 897-7785.

PARTICIPANTS IN THE SOLICITATION

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the persons who may be deemed to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other filings with the SEC when they are filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Common Stock is set forth in the definitive proxy statement for the Company’s 2018 annual meeting of stockholders, as previously filed with the SEC on January 26, 2018 . Free copies of these documents can be obtained as described in the preceding paragraph.

NON-SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD-LOOKING STATEMENTS

Certain statements and information in this filing may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “plan,” “intend,” “foresee,” “guidance,” “potential,” “expect,” “should,” “will” “continue,” “could,” “estimate,” “forecast,” “goal,” “may,” “objective,” “predict,” “projection,” or similar expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this filing. These forward-looking statements reflect the Company’s current expectations and/or beliefs concerning future events. The Company believes the information, estimates, forecasts and assumptions on which these statements are based are current, reasonable and complete. Our expectations with respect to the first quarter of fiscal 2018 and the full year fiscal 2018 that are contained in this filing are forward-looking statements based on management’s best estimates, as of the date of this filing. These estimates are unaudited, and reflect management’s current views with respect to future results. However, the forward-looking statements in this filing are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to, industry cyclicality and seasonality and adverse weather conditions; challenging economic conditions affecting the nonresidential construction industry; volatility in the U.S. economy and abroad, generally, and in the credit markets; substantial indebtedness and our ability to incur substantially more indebtedness; our ability to generate significant cash flow required to service or refinance our existing debt, including our secured term loan facility, and obtain future financing; our ability to comply with the financial tests and covenants in our existing and future debt obligations; operational limitations or restrictions in connection with our debt; increases in interest rates; recognition of asset impairment charges; commodity price increases and/or limited availability of raw materials, including steel; costs relative to maintenance or replacement of our enterprise resource planning technologies; our ability to make strategic acquisitions accretive to earnings; retention and replacement of key personnel; our ability to carry out our restructuring plans and to fully realize the expected cost savings; enforcement and obsolescence of intellectual property rights; fluctuations in customer demand; costs related to environmental clean-ups and liabilities; competitive activity and pricing pressure; increases in energy prices; volatility of the Company's stock price; potential future sales of the Company's common stock held by our sponsor; substantial governance and other rights held by our sponsor; breaches of our information system security measures and damage to our major information management systems; hazards that may cause personal injury or property damage, thereby subjecting us to liabilities and possible losses, which may not be covered by insurance; changes in laws or regulations, including the Dodd–Frank Act; and costs and other effects of legal and administrative proceedings, settlements, investigations, claims and other matters; timing and amount of any future stock repurchases. In addition to these factors, we encourage you to review the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended October 29, 2017, and the other risks and uncertainties described in documents we file from time to time with the SEC, which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements contained in this filing. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise.

NON-GAAP FINANCIAL MEASURES

This document includes certain non-GAAP measures, including Adjusted EBITDA and free cash flow (collectively, the “Non-GAAP Measures”). These Non-GAAP Measures are performance measures that provide supplemental information that NCI and Ply Gem believe are useful to analysts and investors to evaluate ongoing results of operations, when considered alongside other GAAP measures such as net income, operating income and gross profit. Such measures are not prepared in accordance with U.S. GAAP and should not be construed as an alternative to reported results determined in accordance with U.S. GAAP. These Non-GAAP Measures exclude the financial impact of items management does not consider in assessing the ongoing operating performance of NCI, Ply Gem or the combined company, and thereby facilitate review of its operating performance on a period-to-period basis. Additional information regarding these Non-GAAP measures are available in previously disclosed SEC filings of NCI. The appearance of Non-GAAP Measures in this presentation should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items.